UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2014 (November 17, 2014)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2014, Memorial Production Partners LP (the “Partnership”) announced that the Board of Directors of Memorial Production Partners GP LLC (the “Company”), the general partner of the Partnership, appointed Christopher S. Cooper to serve as Senior Vice President and Chief Operating Officer of the Company effective November 17, 2014. Larry R. Forney resigned as Vice President and Chief Operating Officer of the Company effective November 17, 2014.

Prior to joining the Company, Mr. Cooper, who is 46, served in a variety of operational, technical and strategic planning positions with Marathon Oil Company since 1990. From August 2013 until November 2014, Mr. Cooper served as Director, Global Projects. From November 2011 until August 2013, he served as Director, Financial Planning/Operations. From July 2009 until November 2011, Mr. Cooper served as Asset Manager/Regional Vice President, Mid-Continent, and from May 2007 until July 2009, he served as Asset Manager, Powder River Basin.

The Company has not entered into any material contract, plan or arrangement with Mr. Cooper and has not made any grants or awards to Mr. Cooper in connection with his appointment. Mr. Cooper does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer, of the Company, and there are no arrangements or understandings between Mr. Cooper and any other person pursuant to which Mr. Cooper was appointed to serve as Senior Vice President and Chief Operating Officer.

Item 7.01.	Regulation FD Disclosure.

On November 17, 2014, the Partnership issued a press release announcing that Christopher S. Cooper has been appointed to serve as Senior Vice President and Chief Operating Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated November 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC,
its general partner

Date: November 17, 2014	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 17, 2014